UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2011

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices, including zip code)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 14, 2011, the Company’s stockholders voted on the following four matters and cast their votes as described below:

(1)	The election of six members to the Board of Directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers;

(3)	The frequency, on an advisory basis, for future advisory votes on executive compensation; and

(4)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending November 30, 2011.

The following is a summary of the voting results for each matter presented to the stockholders:

Proposal I – Election of Directors

The Company’s stockholders elected six members to the Board of Directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified as set forth below:

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes

Vivek Y. Ranadivé	131,216,121	6,579,892	12,895,423

Nanci E. Caldwell	133,954,380	3,841,633	12,895,423

Eric C.W. Dunn	134,087,398	3,708,615	12,895,423

Narendra K. Gupta	134,069,914	3,726,099	12,895,423

Peter J. Job	131,426,494	6,369,519	12,895,423

Philip K. Wood	131,220,135	6,575,878	12,895,423

Proposal II – Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officer

The Company’s stockholders cast their votes with respect to the advisory vote on approval of the compensation of the Company’s Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Votes
113,623,262	24,050,155	122,596	12,895,423

Proposal III – Frequency, on an advisory basis, for future advisory votes on executive compensation

The Company’s stockholders cast their votes with respect to the advisory vote on the frequency for future advisory votes on executive compensation as set forth below:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
118,890,466	91,515	18,509,577	304,655	12,895,423

Proposal IV – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditosr for the Fiscal Year Ending November 30, 2011

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending November 30, 2011 as set forth below:

For	Against	Abstain	Broker Non-Votes
144,058,131	6,556,692	76,613	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO Software Inc.

By:	/s/ William R. Hughes
William R. Hughes
Executive Vice President, General Counsel and Secretary

Date: April 14, 2011